UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2006 (July 20, 2006)

TETON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

410 17th Street, Suite 1850

Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 565-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On July 20, 2006, Teton Energy Corporation (“Teton”) issued a press release reporting on its plans for a public offering of shares of its common stock. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein. A copy of Teton’s road show PowerPoint presentation is filed herewith as Exhibit 99.2 and incorporated by reference herein.

In addition, on July 20, 2006, Teton issued a press release reporting on its second quarter operating results. The release reports on additional disclosure contained in a preliminary prospectus supplement that has been filed separately with the Securities and Exchange Commission. A copy of that press release is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On July 20, 2006, Teton issued a press release reporting on its plans for a public offering of shares of its common stock. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein. A copy of Teton’s road show PowerPoint presentation is filed herewith as Exhibit 99.2 and incorporated by reference herein.

In addition, on July 20, 2006, Teton issued a press release reporting on its second quarter operating results. The release reports on additional disclosure contained in a preliminary prospectus supplement that has been filed separately with the Securities and Exchange Commission. A copy of that press release is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 20, 2006.
99.2	PowerPoint Presentation dated July 20, 2006.
99.3	Press Release dated July 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: July 20, 2006	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth
Karl F. Arleth, Chief Executive Officer and
President

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release dated July 20, 2006.
99.2	PowerPoint Presentation dated July 20, 2006.
99.3	Press Release dated July 20, 2006.